 [GRAPHIC OMITTED][GRAPHIC OMITTED]

                                                                    EXHIBIT 99.2

                             2Q 2003 Conference Call
                          11:00 AM ET, Today, 8/8/2003
                            Dial 800-547-9328 for Q&A

Webcast:                            Via Web site,  homeproperties.com,  in the
                                    "Investors" section under "Financial
                                    Information"

Question & Answer:                  You will need to press the  number  one
                                    followed  by the  number  four on your
                                    touchtone  phone to be placed in the queue
                                    to ask a question.  If you're  using a
                                    speakerphone,  please pick up the handset
                                    before  pressing the numbers.  No password
                                    is required.

Enclosed are the following supplemental reports:

1.       Property-by-Property Breakdown of Operating Results
2.       Occupancy Comparison by Regions and Sequential NOI Comparison
3.       Resident Statistics
4.       Same-Store Operating Expense Detail
5.       Breakdown of "Other Income"
6.       Summary of Recent Acquisitions
7.       Summary of Recent Sales
8.       Breakdown of Owned Units by Market
9.       Debt Summary Schedule
10.      Net Asset Value Calculation
11.      Capital Expenditure and Adjusted NOI Summary
12.      2003 Earnings Guidance

Audio Replay:                      800-633-8284 or 402-977-9140
Audio Replay Passcode:             21106009

Please call our office at  585-546-4900  if there is any additional  information that we can provide.

JS:DPG:yjw
Enclosures

                                    HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                               SECOND QUARTER 2003                                      Q2 '03 versus Q2 '02
                                                                                                                % Growth
                                                                                                      ----------------------------
                                         # of           Date        Q2 '03    Q2 '03      Year Ago    Rental     Rental        NOI           Q2 '03%
                                        Apts.          Acqu.      Rent/Mo.    Occup.        Occup.     Rates      Revs.     w/ G&A     % NOI w/ G&A     #Units
                                        -----          -----      --------    ------        ------     -----      -----     ------     ------------     ------

Baltimore Region
  Bonnie Ridge                            966       7/1/1999          $979     90.6%         92.4%      4.4%       2.4%       1.9%
  Brittany Place                          591      8/22/2002          $966     96.7%           n/a       n/a        n/a        n/a
  Canterbury Apartments                   618      7/16/1999          $763     93.8%         95.8%      5.6%       3.5%      -1.8%
  Carriage House                           50      4/30/1998          $625     93.3%         84.7%      2.6%      12.9%      37.6%
  Country Village                         344      4/30/1998          $746     92.4%         92.8%      1.7%       1.3%      -0.6%
  Falcon Crest                            396      7/16/1999          $807     94.9%         92.0%      0.6%       3.8%       2.5%
  Fenland Field                           234       8/1/2001          $955     91.4%         94.9%      8.2%       4.2%       3.2%
  Gateway Village                         132      7/16/1999        $1,046     92.2%         98.1%      7.5%       1.0%      -8.8%
  Mill Towne Village Apts                 384      5/31/2001          $731     85.9%         90.9%     10.5%       4.4%       8.4%
  Morningside Heights                   1,050      4/30/1998          $754     89.1%         88.8%      4.2%       4.6%      -6.0%
  Owings Run                              504      7/16/1999          $976     86.4%         86.7%      1.3%       1.0%      -6.1%
  Selford Townhomes                       102      7/16/1999        $1,058     93.2%         93.6%      5.0%       4.6%       2.5%
  Shakespeare Park                         82      7/16/1999          $611    100.0%         99.9%     -2.7%      -2.6%      -6.7%
  Timbercroft Townhomes                   284      7/16/1999          $686     99.3%         99.3%      6.3%       6.4%       3.5%
  Village Square Townhomes                370      7/16/1999          $918     95.6%         98.1%      7.8%       5.1%       2.5%
  Woodholme Manor                         176      3/31/2001          $652     92.9%         94.9%     10.4%       8.1%       8.3%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Baltimore Region             6,283                         $848     91.9%         92.5%      4.7%       3.5%      -0.3%            15.5%      15.1%

Boston Region:
  Gardencrest                             696      6/28/2002        $1,162     93.6%           n/a       n/a        n/a        n/a
  Stone Ends                              280      2/12/2003        $1,175     91.7%           n/a       n/a        n/a        n/a
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total Boston Region                 976                       $1,166     93.0%           n/a       n/a        n/a        n/a             3.2%       2.4%

Buffalo, NY Region:
  Emerson Square                           96     10/15/1997          $643     96.2%         97.3%      3.7%       2.6%      28.8%
  Idylwood                                720       1/1/1995          $646     90.8%         90.9%      1.1%       0.9%      -3.5%
  Paradise Lane                           324     10/15/1997          $684     89.0%         90.8%      4.0%       1.9%       2.2%
  Raintree Island                         504       8/4/1994          $705     87.3%         90.1%      3.4%       0.2%       0.8%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total Buffalo Region              1,644                         $671     89.6%         91.0%      2.6%       1.0%       0.7%             2.3%       4.0%

Connecticut Region
  Apple Hill                              498      3/27/1998        $1,027     93.0%         93.4%      4.6%       4.2%       4.8%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Connecticut Region             498                       $1,027     93.0%         93.4%      4.6%       4.2%       4.8%             1.5%       1.2%

Delaware Region
  Home Properties of Newark               432      7/16/1999          $726     92.2%         92.1%      3.8%       4.0%       3.7%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Delaware Region                432                         $726     92.2%         92.1%      3.8%       4.0%       3.7%             0.8%       1.0%

Detroit, Michigan Region
  Bayberry Place                          120      9/30/2000          $782     92.5%         96.7%      0.8%      -3.6%     -18.5%
  Canterbury Square                       336     10/29/1997          $750     91.5%         90.0%     -1.5%       0.2%     -18.9%
  Carriage Hill - MI                      168      9/29/1998          $782     92.5%         94.8%      2.4%       0.0%       1.6%
  Carriage Park                           256      9/29/1998          $735     93.8%         94.9%      0.9%      -0.3%     -10.7%
  Charter Square                          492     10/29/1997          $850     92.8%         91.8%      0.9%       2.0%      10.9%
  Cherry Hill Club                        165       7/7/1998          $659     94.4%         92.6%      2.0%       3.9%      -1.7%
  Cherry Hill Village                     224      9/29/1998          $707     92.0%         92.9%     -0.2%      -1.1%       1.9%
  Deerfield Woods                         144      3/22/2000          $809     92.5%         98.0%      3.7%      -2.1%      -8.5%
  Fordham Green                           146     10/29/1997          $875     94.6%        100.2%      4.5%      -1.4%      11.4%
  Golfview Manor                           44     10/29/1997          $588     84.7%         99.8%      4.7%     -11.2%     -26.4%
  Greentrees                              288     10/29/1997          $664     83.7%         87.6%      0.7%      -3.8%     -15.9%
  Hampton Court                           182      9/30/2000          $699     88.2%         95.8%      8.6%       0.0%      -7.4%
  Kingsley                                328     10/29/1997          $692     89.9%         89.2%      0.9%       1.7%      -2.3%
  Macomb Manor                            217      3/22/2000          $686     94.2%         95.7%      2.1%       0.6%       6.0%
  Oak Park Manor                          298     10/29/1997          $834     86.5%         94.8%      6.2%      -3.0%     -16.8%
  Parkview Gardens                        484     10/29/1997          $649     85.1%         95.9%      5.4%      -6.5%     -29.8%
  Scotsdale                               376     11/26/1997          $700     92.5%         93.2%      0.8%       0.0%      -2.5%
  Southpointe Square                      224     10/29/1997          $642     86.3%         88.7%     -0.3%      -3.0%      -7.5%
  Springwells Park                        303       4/8/1999          $982     87.4%         89.8%     -2.6%      -5.1%     -25.6%
  Stephenson House                        128     10/29/1997          $678     88.4%         94.6%      1.2%      -5.5%     -20.4%
  The Lakes                               434      11/5/1999          $900     87.7%         90.0%      2.3%      -0.3%     -21.5%
  Woodland Gardens                        337     10/29/1997          $736     89.7%         89.2%     -2.3%      -1.7%       2.9%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Detroit Region               5,694                         $757     89.8%         92.5%      1.5%      -1.4%      -9.7%             9.6%      13.7%

Hudson Valley Region
  Carriage Hill                           140      7/17/1996        $1,134     93.4%         92.2%      4.9%       6.3%      -2.2%
  Cornwall Park                            75      7/17/1996        $1,623     88.8%         93.5%      7.0%       1.7%       0.4%
  Lakeshore Villas                        152      7/17/1996          $957     95.3%         90.5%      7.8%      13.4%      14.9%
  Patricia                                100       7/7/1998        $1,206     93.5%         94.2%      6.3%       5.4%      19.7%
  Sherwood Consolidation                  224     10/11/2002          $858     97.7%           n/a       n/a        n/a        n/a
  Sunset Gardens                          217      7/17/1996          $826     96.8%         97.2%      8.1%       7.6%      13.1%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total Hudson Valley Region          908                       $1,011     94.6%         93.6%      6.8%       7.1%       8.5%             2.3%       2.2%

Illinois Region
  Blackhawk                               371     10/20/2000          $842     91.4%         94.7%      1.2%      -2.4%       7.3%
  Courtyards Village                      224      8/29/2001          $781     94.2%         93.4%     -3.2%      -2.3%     -21.2%
  Cypress Place                           192     12/27/2000          $886     93.7%         94.4%      0.0%      -0.7%      12.1%
  The Colony                              783       9/1/1999          $832     92.1%         89.1%     -2.9%       0.4%      34.2%
  The New Colonies                        672      6/23/1998          $708     88.6%         91.8%      4.4%       0.7%      -5.8%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Illinois Region              2,242                         $796     91.4%         91.7%     -0.1%      -0.4%      10.3%             4.6%       5.4%

Indiana Region
  Maple Lane                              396       7/9/1999          $672     87.7%         88.0%      5.4%       5.1%       5.4%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Indiana Region                 396                         $672     87.7%         88.0%      5.4%       5.1%       5.4%             0.6%       1.0%

Long Island, NY Region
  Bayview / Colonial                      160      11/1/2000        $1,062     93.9%         96.9%      8.6%       5.2%      -7.8%
  Cambridge Village                        82       3/1/2002        $1,227     98.2%         95.9%      4.0%       6.5%       3.5%
  Coventry Village                         94      7/31/1998        $1,222     97.8%         96.7%      5.3%       6.5%       8.4%
  Devonshire Hills                        297      7/16/2001        $1,697     94.8%         88.6%      4.1%      11.5%      12.4%
  East Winds                               96      11/1/2000        $1,041     94.2%         97.8%      5.2%       1.3%     -11.1%
  Hawthorne Consolidation                 434       4/4/2002        $1,193     94.1%           n/a       n/a        n/a        n/a
  Heritage Square                          80       4/4/2002        $1,213     99.5%           n/a       n/a        n/a        n/a
  Holiday/Muncy Consolidation             143      5/31/2002          $904     98.8%           n/a       n/a        n/a        n/a
  Lake Grove Apartments                   368       2/3/1997        $1,291     96.2%         97.7%      6.8%       5.2%       4.5%
  Maple Tree                               84      11/1/2000        $1,084     96.7%         98.2%      6.7%       5.1%       1.2%
  Mid- Island Estates                     232       7/1/1997        $1,084     98.2%         97.7%      6.2%       6.8%       0.3%
  Rider Terrace                            24      11/1/2000        $1,079     95.7%         99.3%      7.9%       4.0%      -7.6%
  South Bay Manor                          61      9/11/2000        $1,359     95.5%         89.0%      7.7%      15.6%      13.7%
  Southern Meadows                        452      6/29/2001        $1,278     96.9%         95.0%      4.2%       6.3%       5.0%
  Stratford Greens                        359       3/1/2002        $1,298     93.0%         90.3%      7.6%      10.9%       3.6%
  Terry Apartments                         65      11/1/2000        $1,045     95.5%         93.7%      6.3%       8.3%       2.1%
  Westwood Village Apts                   242       3/1/2002        $1,778     97.2%         95.5%     10.6%      12.6%      11.5%
  Woodmont Village Apts                    96       3/1/2002        $1,122     92.5%         92.9%      5.1%       4.6%      -5.0%
  Yorkshire Village Apts                   40       3/1/2002        $1,293    100.0%         90.7%      3.7%      14.3%       5.7%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total Long Island Region          3,409                       $1,279     95.8%         94.1%      6.3%       8.2%       5.0%            13.3%       8.2%

Maine Region
  Mill Co. Gardens                         95       7/7/1998          $663     97.9%         99.2%      5.1%       3.7%      -4.4%
  Redbank Village                         500       7/7/1998          $737     96.0%         93.7%      5.5%       8.1%      -0.6%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Maine Region                   595                         $725     96.3%         94.5%      5.5%       7.5%      -1.1%             1.3%       1.4%

New Jersey Region
  East Hill Gardens                        33       7/7/1998        $1,252     97.0%        100.0%      5.0%       1.9%      -5.8%
  Lakeview                                106       7/7/1998        $1,052     96.9%         96.7%      6.6%       6.8%     -12.1%
  Oak Manor                                77       7/7/1998        $1,554     94.4%         95.1%      6.9%       6.1%      -8.5%
  Pleasant View                         1,142       7/7/1998          $963     93.8%         93.9%      3.8%       3.7%      -3.4%
  Pleasure Bay                            270       7/7/1998          $837     97.5%         97.6%      5.9%       5.8%       8.8%
  Royal Gardens Apartments                550      5/28/1997        $1,000     97.9%         97.3%      5.5%       6.2%      -5.1%
  Wayne Village                           275       7/7/1998        $1,077     93.3%         97.5%      6.5%       1.8%      -8.6%
  Windsor Realty                           67       7/7/1998          $991     96.0%         96.5%      4.2%       3.7%      -9.0%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total New Jersey Region           2,520                         $996     95.2%         95.7%      5.0%       4.5%      -4.3%             7.4%       6.1%

Philadelphia Region
  Beechwood Gardens                       160       7/7/1998          $742     96.0%         96.7%      2.8%       2.1%       1.7%
  Castle Club                             158      3/15/2000          $810     97.9%         97.3%      3.9%       4.5%       1.5%
  Cedar Glen                              110       3/3/1998          $607     92.9%         90.4%      6.1%       9.0%       4.1%
  Chesterfield                            247      9/23/1997          $819     96.2%         95.0%      2.5%       3.8%       3.7%
  Curren Terrace                          318      9/23/1997          $871     90.0%         90.6%      3.5%       2.9%       7.5%
  Executive House                         100      9/23/1997          $876     91.3%         96.6%      1.7%      -3.9%      -5.3%
  Glen Brook                              177      7/28/1999          $706     96.7%         96.0%      1.5%       2.3%       0.6%
  Glen Manor                              174      9/23/1997          $722     92.4%         88.7%      3.0%       7.3%      -3.2%
  Golf Club                               399      3/15/2000          $957     92.5%         88.0%     -0.8%       4.2%      -3.2%
  Green Acres                             212       3/1/2002          $768     89.1%         95.7%      3.4%      -3.7%     -12.3%
  Hill Brook Place                        274      7/28/1999          $789     97.1%         97.2%      5.4%       5.3%       2.4%
  Home Properties of Bryn Mawr            316      3/15/2000        $1,003     93.4%         89.7%      0.5%       4.7%       3.3%
  Home Properties of Devon                629      3/15/2000        $1,054     92.1%         87.7%     -0.4%       4.5%      -1.2%
  New Orleans Consolidation               442      7/28/1999          $760     95.0%         93.3%      3.4%       5.2%     -11.3%
  Racquet Club                            467       7/7/1998          $912     97.1%         95.7%      3.5%       5.0%       9.8%
  Racquet Club South                      103      5/27/1999          $792     95.4%         95.8%      2.2%       1.8%       8.1%
  Ridley Brook                            244      7/28/1999          $770     96.8%         97.1%      2.5%       2.2%       3.0%
  Sherry Lake                             298      7/23/1998        $1,052     94.6%         94.9%      3.6%       3.2%      -5.8%
  The Landings                            384     11/25/1996          $934     96.9%         90.8%      3.0%      10.0%       1.7%
  Trexler Park                            249      3/15/2000          $988     90.2%         89.6%      4.1%       4.8%      -2.8%
  Valley View                             176      9/23/1997          $777     90.1%         92.0%      2.5%       0.4%      -9.2%
  Village Square                          128      9/23/1997          $845     93.3%         89.9%      1.2%       5.1%       2.0%
  William Henry                           363      3/15/2000        $1,038     89.1%         88.7%      2.2%       2.7%      -5.6%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total Philadelphia Region         6,128                         $888     93.6%         92.0%      2.3%       4.1%      -0.7%            14.6%      14.8%

Rochester, NY Region:
  1600 East Avenue                        164      9/18/1997        $1,175     72.1%         68.8%    -12.6%      -8.4%      -9.5%
  1600 Elmwood                            210       8/4/1994          $915     90.0%         93.6%      4.6%       0.6%       3.3%
  Brook Hill                              192       8/4/1994          $904     87.8%         88.0%      3.3%       3.0%     -24.6%
  Newcastle Apartments                    197       8/4/1994          $774     96.1%         85.6%      2.6%      15.3%       8.0%
  Northgate Manor                         224      11/3/1994          $687     89.5%         91.2%      1.9%       0.0%     -15.1%
  Perinton Manor                          224       8/4/1994          $822     88.8%         90.7%      0.7%      -1.4%     -13.3%
  Pines of Perinton                       508      9/29/1998          $521     97.3%         97.9%     -0.2%      -0.8%     -10.3%
  Riverton Knolls                         240       8/4/1994          $838     86.5%         79.7%     -1.9%       6.4%       4.8%
  Spanish Gardens                         220       8/4/1994          $703     92.3%         87.7%      2.6%       8.0%      -3.7%
  The Meadows                             113       8/4/1994          $729     95.9%         95.6%      4.9%       5.2%       4.7%
  Woodgate                                120      6/30/1997          $810     96.4%         91.6%      2.0%       7.4%      -1.5%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total Rochester Region            2,412                         $767     89.7%         87.6%      0.0%       2.4%      -6.2%             4.0%       5.8%

Syracuse, NY Region:
  Candlewood Gardens                      126       1/1/1996          $579     92.8%         93.9%      2.8%       1.6%     -27.7%
  Fairview Heights                        211       8/4/1994          $905     90.7%         91.9%      6.4%       4.9%      16.0%
  Harborside Manor                        281      9/30/1994          $656     93.2%         94.7%      2.2%       0.5%     -14.4%
  Pearl Street                             60      5/17/1995          $571     95.6%         89.1%      3.3%      10.8%      12.0%
  Village Green (inclu Fairways)          448     12/19/1994          $682     92.4%         84.5%      1.9%      11.4%      18.5%
  Westminster Place                       240       1/1/1996          $655     96.2%         95.0%      2.4%       3.6%     -15.4%
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
      Total Syracuse Region             1,366                         $692     93.0%         90.6%      3.0%       5.7%       0.4%             2.1%       3.3%

Washington DC Region
  Braddock Lee                            254      3/16/1998        $1,071     96.2%         95.1%      4.0%       5.2%       0.7%
  Cider Mill                              864      9/27/2002          $994     95.0%           n/a       n/a        n/a        n/a
  East Meadow                             150       8/1/2000        $1,167     94.0%         96.7%      0.3%      -2.6%     -10.5%
  Elmwood Terrace                         504      6/30/2000          $786     92.5%         93.6%      3.8%       2.5%      -2.0%
  Orleans Village                         851     11/16/2000        $1,147     84.6%         92.9%      1.8%      -7.3%     -12.4%
  Park Shirlington                        294      3/16/1998        $1,118     95.5%         94.5%      4.7%       5.8%       3.9%
  Pavilion Apartments                     432       7/1/1999        $1,379     92.6%         86.3%      4.2%      11.8%       9.7%
  Seminary Hill                           296       7/1/1999        $1,112     91.0%         92.8%      2.7%       0.7%     -10.0%
  Seminary Towers                         548       7/1/1999        $1,114     93.7%         90.2%      1.8%       5.8%       3.9%
  Tamarron Apartments                     132      7/16/1999        $1,072     96.8%         99.8%      7.8%       4.5%      -1.6%
  The Manor - MD                          435      8/31/2001        $1,089     99.1%         91.1%      5.0%      14.3%      13.7%
  The Manor - VA                          198      2/19/1999          $890     90.4%         94.0%     -0.3%      -4.1%     -21.5%
  The Sycamores                           185     12/16/2002        $1,101     89.7%           n/a       n/a        n/a        n/a
  Virginia Village                        344      5/31/2001        $1,143     93.3%         90.0%      5.2%       9.2%      -0.2%
  Wellington Lakes                        160     10/24/2001          $753     86.4%         90.5%      7.4%       2.6%      -3.5%
  Wellington Woods                        114     10/24/2001          $773     86.3%         97.4%      9.9%      -2.7%     -12.9%
  West Springfield                        244     11/18/2002        $1,221     87.1%           n/a       n/a        n/a        n/a
                                        -----                         ----     ----          ----       ---        ---        ---              ---        ---
     Total Washington DC Region         6,005                       $1,072     92.1%         92.1%      3.5%       3.3%      -1.5%            17.1%      14.5%

TOTAL OWNED PORTFOLIO                  41,508                         $907     92.6%           n/a       n/a        n/a        n/a           100.4%     100.0%
TOTAL CORE PORTFOLIO                   36,736                         $880     92.3%         92.3%      3.1%       3.1%       0.1%

                                                              HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                                         YTD through June 30, 2003                         YTD '03 versus YTD '02
                                                                                                                  % Growth
                                                                                                           ----------------------

                                           # of            Date       YTD '03    YTD '03       Year Ago    Rental    Rental         NOI      YTD '02%
                                          Apts.           Acqu.      Rent/Mo.     Occup.         Occup.     Rates     Revs.      w/ G&A   NOI w/ G&A     #Units
                                          -----           -----      --------     ------         ------     -----     -----      ------   ----------     ------

Baltimore Region
  Bonnie Ridge                              966        7/1/1999          $974      90.6%          91.3%      4.5%      3.7%        1.5%
  Brittany Place                            591       8/22/2002          $959      96.3%            n/a       n/a       n/a         n/a
  Canterbury Apartments                     618       7/16/1999          $759      93.2%          96.1%      5.8%      2.6%       -1.3%
  Carriage House                             50       4/30/1998          $618      92.7%          85.7%      1.2%      9.4%       29.0%
  Country Village                           344       4/30/1998          $743      90.7%          90.1%      1.5%      2.1%       -3.4%
  Falcon Crest                              396       7/16/1999          $807      93.7%          91.5%      1.2%      3.5%        2.1%
  Fenland Field                             234        8/1/2001          $949      91.4%          93.6%      8.8%      6.2%        2.8%
  Gateway Village                           132       7/16/1999        $1,038      94.2%          95.1%      7.3%      6.4%        0.7%
  Mill Towne Village Apts                   384       5/31/2001          $723      84.7%          89.6%     11.0%      4.9%        3.6%
  Morningside Heights                     1,050       4/30/1998          $752      88.9%          89.1%      4.8%      4.6%       -2.9%
  Owings Run                                504       7/16/1999          $974      86.2%          85.9%      1.1%      1.6%       -4.2%
  Selford Townhomes                         102       7/16/1999        $1,049      93.3%          89.1%      5.2%     10.1%        9.6%
  Shakespeare Park                           82       7/16/1999          $611      99.9%         100.3%      0.9%      0.5%      -12.8%
  Timbercroft Townhomes                     284       7/16/1999          $672      99.4%          99.3%      4.6%      4.8%       -5.4%
  Village Square Townhomes                  370       7/16/1999          $913      95.8%          97.8%      8.4%      6.2%        3.5%
  Woodholme Manor                           176       3/31/2001          $641      92.9%          93.4%     10.5%      9.9%        8.0%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Baltimore Region               6,283                          $843      91.7%          91.7%      4.9%      4.2%       -0.1%        15.7%      15.1%

Boston Region:
  Gardencrest                               696       6/28/2002        $1,141      93.8%            n/a       n/a       n/a         n/a
  Stone Ends                                280       2/12/2003        $1,096      93.5%            n/a       n/a       n/a         n/a
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total Boston Region                   976                        $1,141      93.8%            n/a       n/a       n/a         n/a         3.2%       2.4%

Buffalo, NY Region:
  Emerson Square                             96      10/15/1997          $640      95.4%          98.3%      3.9%      0.8%       11.8%
  Idylwood                                  720        1/1/1995          $646      90.0%          90.0%      1.6%      1.5%       -1.8%
  Paradise Lane                             324      10/15/1997          $680      86.7%          91.3%      4.0%     -1.1%       -5.1%
  Raintree Island                           504        8/4/1994          $704      86.2%          91.9%      3.8%     -2.7%      -13.7%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total Buffalo Region                1,644                          $670      88.4%          91.3%      2.9%     -0.4%       -5.4%         2.1%       4.0%

Connecticut Region
  Apple Hill                                498       3/27/1998        $1,022      93.0%          90.9%      4.3%      6.8%        8.3%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Connecticut Region               498                        $1,022      93.0%          90.9%      4.3%      6.8%        8.3%         1.5%       1.2%

Delaware Region
  Home Properties of Newark                 432       7/16/1999          $723      90.4%          90.3%      3.6%      3.6%       -5.1%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Delaware Region                  432                          $723      90.4%          90.3%      3.6%      3.6%       -5.1%         0.8%       1.0%

Detroit, Michigan Region
  Bayberry Place                            120       9/30/2000          $786      89.3%          95.9%      0.1%     -6.7%      -26.0%
  Canterbury Square                         336      10/29/1997          $752      89.0%          90.1%     -1.2%     -2.4%      -15.7%
  Carriage Hill                             168       9/29/1998          $776      91.7%          93.4%      1.3%     -0.6%       -8.1%
  Carriage Park                             256       9/29/1998          $736      92.8%          94.6%      1.1%     -0.8%      -10.2%
  Charter Square                            492      10/29/1997          $847      90.7%          88.8%     -0.9%      1.3%        3.7%
  Cherry Hill Club                          165        7/7/1998          $662      92.7%          92.8%      3.0%      2.8%        2.2%
  Cherry Hill Village                       224       9/29/1998          $709      90.1%          89.9%     -0.6%     -0.4%       -0.2%
  Deerfield Woods                           144       3/22/2000          $812      91.8%          94.9%      3.6%      0.2%       -5.9%
  Fordham Green                             146      10/29/1997          $874      94.1%          96.9%      3.4%      0.5%        7.7%
  Golfview Manor                             44      10/29/1997          $579      86.2%          97.2%      3.7%     -8.0%      -37.3%
  Greentrees                                288      10/29/1997          $661      87.9%          88.2%     -0.7%     -0.9%       -9.9%
  Hampton Court                             182       9/30/2000          $673      86.1%          93.9%      4.1%     -4.5%      -15.8%
  Kingsley                                  328      10/29/1997          $691      89.4%          89.7%      0.7%      0.3%       -7.7%
  Macomb Manor                              217       3/22/2000          $685      94.7%          96.2%      2.2%      0.5%       -8.5%
  Oak Park Manor                            298      10/29/1997          $834      85.2%          91.4%      7.2%      0.0%      -12.8%
  Parkview Gardens                          484      10/29/1997          $646      85.5%          95.4%      5.5%     -5.4%      -28.2%
  Scotsdale                                 376      11/26/1997          $700      91.7%          92.8%      1.0%     -0.1%       -7.1%
  Southpointe Square                        224      10/29/1997          $645      85.6%          88.9%      0.4%     -3.4%      -11.9%
  Springwells Park                          303        4/8/1999          $994      84.9%          88.3%     -0.6%     -4.3%      -22.4%
  Stephenson House                          128      10/29/1997          $675      88.4%          92.6%      0.2%     -4.3%      -12.0%
  The Lakes                                 434       11/5/1999          $902      85.2%          85.9%      0.3%     -0.6%      -13.2%
  Woodland Gardens                          337      10/29/1997          $740      87.2%          87.9%     -3.4%     -4.2%       -5.3%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Detroit Region                 5,694                          $756      88.7%          91.0%      1.0%     -1.5%      -10.7%         9.7%      13.7%

Hudson Valley Region
  Carriage Hill                             140       7/17/1996        $1,123      95.1%          94.4%      6.1%      6.9%        3.9%
  Cornwall Park                              75       7/17/1996        $1,617      89.8%          93.2%      8.0%      4.1%        3.8%
  Lakeshore Villas                          152       7/17/1996          $951      95.4%          91.6%      8.8%     13.3%       20.8%
  Patricia                                  100        7/7/1998        $1,199      94.0%          95.4%      6.2%      4.7%       15.2%
  Sherwood Consolidation                    224      10/11/2002          $839      97.5%            n/a       n/a       n/a         n/a
  Sunset Gardens                            217       7/17/1996          $815      97.4%          96.7%      7.1%      7.9%       10.2%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total Hudson Valley Region            908                        $1,000      95.2%          94.4%      7.2%      7.5%       10.2%         2.3%       2.2%

Illinois Region
  Blackhawk                                 371      10/20/2000          $841      91.2%          93.7%      0.9%     -1.8%        1.6%
  Courtyards Village                        224       8/29/2001          $785      93.0%          93.8%     -3.6%     -4.5%      -23.8%
  Cypress Place                             192      12/27/2000          $887      92.9%          94.3%      0.5%     -1.0%        0.4%
  The Colony                                783        9/1/1999          $833      92.2%          89.6%     -3.3%     -0.5%       15.2%
  The New Colonies                          672       6/23/1998          $702      89.1%          92.9%      4.0%     -0.3%       -5.4%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Illinois Region                2,242                          $795      91.3%          92.0%     -0.4%     -1.1%        1.6%         4.4%       5.4%

Indiana Region
  Maple Lane                                396        7/9/1999          $671      86.5%          86.5%      4.1%      4.0%        3.6%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Indiana Region                   396                          $671      86.5%          86.5%      4.1%      4.0%        3.6%         0.6%       1.0%

Long Island, NY Region
  Bayview / Colonial                        160       11/1/2000        $1,051      94.0%          95.6%      8.6%      6.8%       -1.2%
  Cambridge Village                          82        3/1/2002        $1,218      98.5%            n/a       n/a       n/a         n/a
  Coventry Village                           94       7/31/1998        $1,219      97.1%          97.6%      5.8%      5.3%        5.2%
  Devonshire Hills                          297       7/16/2001        $1,688      93.5%          87.9%      4.4%     11.1%       12.1%
  East Winds                                 96       11/1/2000        $1,028      92.2%          92.0%      4.7%      4.9%       -3.4%
  Hawthorne Consolidation                   434        4/4/2002        $1,181      91.4%            n/a       n/a       n/a         n/a
  Heritage Square                            80        4/4/2002        $1,205      98.8%            n/a       n/a       n/a         n/a
  Holiday/Muncy Consolidation               143       5/31/2002          $900      98.7%            n/a       n/a       n/a         n/a
  Lake Grove Apartments                     368        2/3/1997        $1,276      95.8%          97.3%      6.2%      4.6%        4.0%
  Maple Tree                                 84       11/1/2000        $1,070      95.3%          96.8%      5.6%      4.1%       -1.5%
  Mid- Island Estates                       232        7/1/1997        $1,076      97.0%          97.4%      6.1%      5.6%        2.4%
  Rider Terrace                              24       11/1/2000        $1,070      97.9%          99.4%      7.7%      6.1%        0.4%
  South Bay Manor                            61       9/11/2000        $1,339      94.5%          84.8%      8.1%     20.5%       31.7%
  Southern Meadows                          452       6/29/2001        $1,270      95.6%          95.5%      4.2%      4.3%        6.5%
  Stratford Greens                          359        3/1/2002        $1,283      94.0%            n/a       n/a       n/a         n/a
  Terry Apartments                           65       11/1/2000        $1,032      94.1%          91.1%      5.4%      8.8%        3.5%
  Westwood Village Apts                     242        3/1/2002        $1,763      96.0%            n/a       n/a       n/a         n/a
  Woodmont Village Apts                      96        3/1/2002        $1,125      93.8%            n/a       n/a       n/a         n/a
  Yorkshire Village Apts                     40        3/1/2002        $1,288      99.0%            n/a       n/a       n/a         n/a
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total Long Island Region            3,409                        $1,269      94.9%          94.0%      5.5%      6.7%        6.3%        13.2%       8.2%

Maine Region
  Mill Co. Gardens                           95        7/7/1998          $653      98.3%          96.3%      4.0%      6.1%       -0.9%
  Redbank Village                           500        7/7/1998          $732      93.9%          94.0%      6.1%      6.0%       -2.9%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Maine Region                     595                          $719      94.5%          94.3%      5.8%      6.0%       -2.6%         1.3%       1.4%

New Jersey Region
  East Hill Gardens                          33        7/7/1998        $1,248      96.2%          98.0%      6.0%      4.0%      -10.0%
  Lakeview                                  106        7/7/1998        $1,042      97.9%          97.3%      6.8%      7.5%       -2.6%
  Oak Manor                                  77        7/7/1998        $1,551      94.0%          95.0%      7.7%      6.5%       -3.2%
  Pleasant View                           1,142        7/7/1998          $959      92.8%          92.3%      3.6%      4.3%       -2.7%
  Pleasure Bay                              270        7/7/1998          $830      97.7%          96.8%      5.4%      6.4%        7.3%
  Royal Gardens Apartments                  550       5/28/1997          $994      97.6%          96.3%      5.4%      6.8%        4.3%
  Wayne Village                             275        7/7/1998        $1,074      92.0%          96.2%      7.2%      2.5%       -2.1%
  Windsor Realty                             67        7/7/1998          $983      95.7%          96.1%      4.4%      3.9%       -7.6%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total New Jersey Region             2,520                          $991      94.6%          94.6%      5.0%      5.0%       -0.6%         7.2%       6.1%

Philadelphia Region
  Beechwood Gardens                         160        7/7/1998          $743      95.1%          96.1%      3.7%      2.7%       -5.0%
  Castle Club                               158       3/15/2000          $806      98.1%          97.5%      3.8%      4.5%       -3.7%
  Cedar Glen                                110        3/3/1998          $612      88.2%          91.6%      5.7%      1.8%      -22.2%
  Chesterfield                              247       9/23/1997          $816      96.2%          95.0%      2.5%      3.8%       -0.8%
  Curren Terrace                            318       9/23/1997          $869      89.7%          90.5%      4.1%      3.2%       -4.0%
  Executive House                           100       9/23/1997          $873      92.0%          97.2%      2.0%     -3.3%       -5.1%
  Glen Brook                                177       7/28/1999          $706      94.7%          96.2%      2.3%      0.7%      -12.6%
  Glen Manor                                174       9/23/1997          $719      92.7%          91.5%      3.1%      4.5%      -11.8%
  Golf Club                                 399       3/15/2000          $955      92.2%          87.2%     -0.6%      5.1%       -7.9%
  Green Acres                               212        3/1/2002          $771      90.6%            n/a       n/a       n/a         n/a
  Hill Brook Place                          274       7/28/1999          $788      97.1%          95.3%      5.7%      7.7%       -0.3%
  Home Properties of Bryn Mawr              316       3/15/2000        $1,005      91.7%          90.1%      1.0%      2.9%       -2.9%
  Home Properties of Devon                  629       3/15/2000        $1,054      91.1%          88.7%      0.3%      2.9%       -1.2%
  New Orleans Consolidation                 442       7/28/1999          $758      93.3%          93.5%      3.5%      3.2%      -10.4%
  Racquet Club                              467        7/7/1998          $908      96.1%          96.1%      3.3%      3.3%        1.6%
  Racquet Club South                        103       5/27/1999          $794      96.3%          93.4%      3.3%      6.6%        9.0%
  Ridley Brook                              244       7/28/1999          $770      96.5%          97.3%      3.0%      2.1%       -4.5%
  Sherry Lake                               298       7/23/1998        $1,047      94.3%          94.7%      3.6%      3.1%       -3.8%
  The Landings                              384      11/25/1996          $925      95.5%          89.5%      2.3%      9.1%        0.0%
  Trexler Park                              249       3/15/2000          $982      88.3%          85.3%      3.8%      7.4%       -1.1%
  Valley View                               176       9/23/1997          $773      90.6%          91.8%      2.6%      1.2%      -12.5%
  Village Square                            128       9/23/1997          $841      91.4%          89.7%      1.5%      3.4%       -4.8%
  William Henry                             363       3/15/2000        $1,040      86.2%          87.7%      3.3%      1.5%       -9.2%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total Philadelphia Region           6,128                          $886      92.7%          91.6%      2.5%      3.8%       -4.1%        14.3%      14.8%

Rochester, NY Region:
  1600 East Avenue                          164       9/18/1997        $1,219      66.0%          65.9%     -9.0%     -8.9%      -18.7%
  1600 Elmwood                              210        8/4/1994          $904      89.7%          94.7%      4.1%     -1.5%       -5.7%
  Brook Hill                                192        8/4/1994          $900      82.5%          88.7%      3.3%     -4.0%      -29.3%
  Newcastle Apartments                      197        8/4/1994          $766      95.4%          85.6%      1.6%     13.3%        8.8%
  Northgate Manor                           224       11/3/1994          $686      85.7%          87.7%      1.6%     -0.8%      -22.8%
  Perinton Manor                            224        8/4/1994          $818      88.3%          90.3%      0.8%     -1.4%      -11.6%
  Pines of Perinton                         508       9/29/1998          $521      96.6%          97.8%     -0.1%     -1.3%      -19.6%
  Riverton Knolls                           240        8/4/1994          $837      83.2%          77.3%     -1.5%      6.0%       11.7%
  Spanish Gardens                           220        8/4/1994          $698      86.9%          87.0%      2.5%      2.4%      -13.5%
  The Meadows                               113        8/4/1994          $721      95.2%          94.1%      4.5%      5.7%        5.7%
  Woodgate                                  120       6/30/1997          $806      94.1%          92.6%      2.2%      3.9%       -7.8%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total Rochester Region              2,412                          $766      87.0%          86.7%      0.3%      0.6%      -10.4%         3.8%       5.8%

Syracuse, NY Region:
  Candlewood Gardens                        126        1/1/1996          $583      89.6%          91.8%      4.4%      1.9%      -16.6%
  Fairview Heights                          211        8/4/1994          $902      92.9%          92.9%      5.1%      5.0%        5.5%
  Harborside Manor                          281       9/30/1994          $656      93.3%          94.0%      2.4%      1.6%       -4.0%
  Pearl Street                               60       5/17/1995          $572      93.7%          88.9%      3.7%      9.2%        6.7%
  Village Green (inclu Fairways)            448      12/19/1994          $679      89.5%          84.2%      2.0%      8.4%       11.7%
  Westminster Place                         240        1/1/1996          $656      93.8%          93.5%      2.8%      3.1%      -11.9%
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
      Total Syracuse Region               1,366                          $691      91.8%          90.2%      3.1%      4.9%        0.4%         2.1%       3.3%

Washington DC Region
  Braddock Lee                              254       3/16/1998        $1,065      95.8%          95.8%      4.3%      4.3%       -1.9%
  Cider Mill                                864       9/27/2002          $991      95.4%            n/a       n/a       n/a         n/a
  East Meadow                               150        8/1/2000        $1,159      90.8%          94.1%     -2.3%     -5.6%      -17.5%
  Elmwood Terrace                           504       6/30/2000          $780      92.6%          92.3%      3.1%      3.5%       -5.6%
  Orleans Village                           851      11/16/2000        $1,153      84.6%          91.1%      3.0%     -4.4%      -11.0%
  Park Shirlington                          294       3/16/1998        $1,113      94.6%          95.5%      5.1%      4.1%       -0.7%
  Pavilion Apartments                       432        7/1/1999        $1,369      92.9%          86.8%      4.4%     11.8%       10.1%
  Seminary Hill                             296        7/1/1999        $1,107      89.2%          93.1%      2.9%     -1.4%      -12.8%
  Seminary Towers                           548        7/1/1999        $1,106      93.1%          90.8%      1.7%      4.3%        3.0%
  Tamarron Apartments                       132       7/16/1999        $1,065      95.7%          99.0%      7.5%      3.9%       -2.2%
  The Manor - MD                            435       8/31/2001        $1,086      97.3%          93.6%      6.0%     10.2%       10.4%
  The Manor - VA                            198       2/19/1999          $886      92.0%          91.1%     -1.3%     -0.4%       -9.6%
  The Sycamores                             185      12/16/2002        $1,097      91.1%            n/a       n/a       n/a         n/a
  Virginia Village                          344       5/31/2001        $1,135      93.6%          87.7%      4.5%     11.5%       -3.1%
  Wellington Lakes                          160      10/24/2001          $748      84.7%          90.1%      8.1%      1.6%      -10.7%
  Wellington Woods                          114      10/24/2001          $764      89.1%          95.3%      9.7%      2.6%       -3.3%
  West Springfield                          244      11/18/2002        $1,229      85.5%            n/a       n/a       n/a         n/a
                                          -----                        ------      ----           ----       ---       ---         ---         ----        ---
     Total Washington DC Region           6,005                        $1,068      91.7%          91.6%      3.6%      3.4%       -2.5%        17.6%      14.5%

TOTAL OWNED PORTFOLIO                    41,508                          $903      91.9%            n/a       n/a       n/a         n/a       100.0%     100.0%
TOTAL CORE PORTFOLIO                     36,736                          $877      91.5%          91.7%      3.2%      3.0%       -0.4%

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

--------------------------------------------------------------------------------------------------
                                                           2nd Qtr           1st Qtr
Region                                    % Units             2003              2003   Variance
------                                    -------             ----              ----   --------

Philadelphia                                16.1%            93.8%             91.8%       2.0%
Detroit                                     15.5%            89.8%             87.5%       2.3%
Baltimore                                   15.5%            91.4%             90.8%       0.6%
Upstate, NY                                 14.8%            90.5%             86.7%       3.8%
New Jersey, Long Island, Hudson Valley      14.0%            95.4%             94.2%       1.2%
Washington                                  12.8%            92.0%             91.0%       1.0%
Chicago                                      6.1%            91.4%             91.2%       0.2%
Misc.                                        5.2%            92.7%             90.3%       2.4%
                                           -----             ----              ----        ---
Total                                      100.0%            92.3%             90.7%       1.6%
                                           =====             ====              ====        ===
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                           2nd Qtr           2nd Qtr
Region                                    % Units             2003              2002   Variance
------                                    -------             ----              ----   --------

Philadelphia                                16.1%            93.8%             91.9%       1.9%
Detroit                                     15.5%            89.8%             92.5%      -2.7%
Baltimore                                   15.5%            91.4%             92.5%      -1.1%
Upstate, NY                                 14.8%            90.5%             89.4%       1.1%
New Jersey, Long Island, Hudson Valley      14.0%            95.4%             95.0%       0.4%
Washington                                  12.8%            92.0%             92.1%      -0.1%
Chicago                                      6.1%            91.4%             91.7%      -0.3%
Misc.                                        5.2%            92.7%             92.3%       0.4%
                                           -----             ----              ----        ---
Total                                      100.0%            92.3%             91.0%       1.3%
                                           =====             ====              ====        ===
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                                              June           2nd Qtr
Region                                    % Units             2003              2003   Variance
------                                    -------             ----              ----   --------

Philadelphia                                16.1%            94.1%             93.8%       0.3%
Detroit                                     15.5%            91.8%             89.8%       2.0%
Baltimore                                   15.5%            92.1%             91.4%       0.7%
Upstate, NY                                 14.8%            90.6%             90.5%       0.1%
New Jersey, Long Island, Hudson Valley      14.0%            95.9%             95.4%       0.5%
Washington                                  12.8%            92.6%             92.0%       0.6%
Chicago                                      6.1%            91.8%             91.4%       0.4%
Misc.                                        5.2%            93.4%             92.7%       0.7%
                                           -----             ----              ----        ---
Total                                      100.0%            93.1%             92.3%       0.8%
                                           =====             ====              ====        ===
--------------------------------------------------------------------------------------------------

2003 SEQUENTIAL COMPARISON BY QUARTER - CORE PROPERTIES

--------------------------------------------------------------------------------------------------
                                                     2nd Qtr           1st Qtr
                                                        2003              2003        Variance
                                                        ----              ----        --------

Rent                                               $  89,534         $  87,299            2.6%
Other income                                           3,823             3,391           12.7%
                                                   ---------         ---------            ----

Total revenue                                         93,357            90,690            2.9%

Expense                                              (39,942)          (43,624)          -8.4%
                                                   ---------         ---------            ----
NOI                                                $  53,415         $  47,066           13.5%
                                                   =========         =========           ====

Occupancy %                                             92.3%             90.7%           1.6%
                                                        ====              ====            ===
--------------------------------------------------------------------------------------------------

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information

Resident Statistics

                               ---------------------------------------------------------------------------------------------------------------------
Top Six Reasons for Moveouts      2ND QTR         1ST QTR        4TH QTR        3RD QTR        2ND QTR        1ST QTR           YEAR           YEAR
                                     2003            2003           2002           2002           2002           2002           2002           2001
                                     ----            ----           ----           ----           ----           ----           ----           ----

Home purchase                      19.40%          18.10%         20.10%         18.40%         18.70%         17.90%         18.80%         17.80%

Employment related                 15.20%          15.30%         13.70%         14.80%         14.10%         14.70%         14.30%         15.80%

Resident preference                12.30%          11.00%         10.70%         11.90%         10.70%          9.50%         10.80%         10.00%

Eviction/skip                      11.40%          15.20%         12.20%         10.30%         10.00%         11.60%         10.90%         10.20%

Domestic situtation                10.10%           7.00%          6.50%          9.80%          9.80%          6.70%          8.40%          8.10%

Rent level                          9.40%          10.10%         11.60%         11.10%         11.90%         13.00%         11.80%         13.30%
                               ---------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------------------------------
Traffic                                              Signed                        Signed       Turnover
                                    Traffic          Leases        Traffic         Leases
                                 2nd Qtr 03      2nd Qtr 03     Six Mos 03     Six Mos 03
                                         To              To             To             To
                                 2nd Qtr 02      2nd Qtr 02     Six Mos 02     Six Mos 02     2nd Qtr 03     2nd Qtr 02     Six Mos 03     Six Mos 02
                                 ----------      ----------     ----------     ----------     ----------     ----------     ----------     ----------

Region
Baltimore                                18%             12%             3%             4%            13%            12%            23%            21%
Washington                                1%             19%            -1%            10%            11%            11%            20%            21%
New Jersey                               -7%             26%           -15%             8%            10%             9%            19%            16%
Long Island                               5%             -4%             2%             1%            13%            13%            23%            24%
Hudson Valley                            24%             -6%            19%            -8%            16%            15%            28%            29%
Philadelphia                            -21%             -4%           -19%             5%            14%            14%            25%            25%
Detroit                                  -5%             34%            -2%            31%            13%            12%            24%            22%
Rochester                                 1%              5%             0%            22%            17%            16%            28%            27%
Buffalo                                   7%             26%             3%            19%            16%            16%            25%            28%
Syracuse                                 13%             13%            12%            28%            19%            20%            32%            29%
Chicago                                  -2%            -12%            -8%             2%            15%            17%            26%            27%

Total Portfolio                          -1%             11%            -4%            11%            14%            13%            24%            23%
-------------------------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

                                    2nd Qtr 03     2nd Qtr 02     Six Mos 03     Six Mos 02
                                    ----------     ----------     ----------     ----------

Bad Debts as % of Rents                   0.56%          0.30%          0.65%          0.39%
--------------------------------------------------------------------------------------------

HOME PROPERTIES OF NEW YORK, INC.
June 30, 2003 and 2002 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                      2ND QTR        2ND QTR                                      SIX MOS       SIX MOS
                                         2003           2002         QUARTER             %           2003          2002     SIX MOS            %
                                       ACTUAL         ACTUAL        VARIANCE      VARIANCE         ACTUAL        ACTUAL    VARIANCE     VARIANCE
                                       ------         ------        --------      --------         ------        ------    --------     --------

ELECTRICITY                             1,573          1,508            (65)         -4.3%          3,310         3,119       (191)        -6.1%

GAS                                     2,948          2,236           (712)        -31.8%         10,167         9,342       (825)        -8.8%

WATER & SEWER                           2,160          2,202              42          1.9%          4,341         4,338         (3)        -0.1%

REPAIRS & MAINTENANCE                   7,371          6,538           (833)        -12.7%         12,095        11,070     (1,025)        -9.3%

PERSONNEL EXPENSE                       9,348          8,529           (819)         -9.6%         19,032        17,430     (1,602)        -9.2%

SITE LEVEL INCENTIVE COMPENSATION         331            187           (144)        -77.0%            529           373       (156)       -41.8%

ADVERTISING                             1,616          1,485           (131)         -8.8%          3,151         2,869       (282)        -9.8%

LEGAL & PROFESSIONAL                      301            267            (34)        -12.7%            686           574       (112)       -19.5%

OFFICE & TELEPHONE                      1,300          1,240            (60)         -4.8%          2,570         2,411       (159)        -6.6%

PROPERTY INS.                           1,101            444           (657)       -148.0%          2,596         1,636       (960)       -58.7%

REAL ESTATE TAXES                       8,562          9,276             714          7.7%         17,339        17,780         441         2.5%

SNOW                                      121             41            (80)       -195.1%          1,326           579       (747)      -129.0%

TRASH                                     699            661            (38)         -5.7%          1,364         1,301        (63)        -4.8%

PROPERTY MANAGEMENT G & A               2,511          2,185           (326)        -14.9%          5,060         4,491       (569)       -12.7%
                                       ------         ------         ------           ---          ------        ------     ------          ---

TOTAL                                  39,942         36,799         (3,143)         -8.5%         83,566        77,313     (6,253)        -8.1%
                                       ======         ======         ======           ===          ======        ======     ======          ===

Home Properties of New York, Inc.
June 30, 2003 and 2002 Supplemental Information

BREAKDOWN OF "OTHER INCOME"

                                                                                                                                                  Six Mos     Six Mos
Recognized directly by Home Properties:                                                                                   Q2 '03      Q2 '02         2003        2002
---------------------------------------                                                                                   ------      ------         ----        ----

     Recognized directly by Home Properties:
     Management fees                                                                                                       1,138         473        2,309         969
     Other                                                                                                                  (16)          62           12         115
                                                                                                                           ----        ----       ------      ------
     Sub-total                                                                                                             1,122         535        2,321       1,084
                                                                                                                           =====         ===        =====       =====

Equity in earnings of unconsolidated affiliates

     Home Properties Management and Home Properties Resident Services, Inc.

     Management fees                                                                                                           -         751            -       1,417
     Interest income                                                                                                           -         187            -         377
     Misc                                                                                                                      -          16            -          33
     General & Administrative                                                                                                  -       (925)            -     (1,742)
     Interest expense                                                                                                          -       (173)            -       (386)
     Depreciation                                                                                                              -       (127)            -       (246)
     Taxes                                                                                                                     -          27            -          47
     Impairment                                                                                                                -           -            -           -
                                                                                                                           ----        ----       ------      ------
                                                                                                                               -       (244)            -       (500)
                                                                                                                           =====         ===        =====       =====

     Company's share of earnings (losses) from
       investment in unconsolidated management
       companies                                                                                                               -       (242)            -       (503)
                                                                                                                           =====         ===        =====       =====

     Company's share of earnings (losses) from
        investment in limited partnerships                                                                                 (444)          18      (1,184)       (597)
                                                                                                                           =====         ===        =====       =====

     Equity in earnings (losses) of unconsolidated affiliates                                                              (444)       (224)      (1,184)     (1,100)
                                                                                                                           =====         ===        =====       =====

     Note: In 2003, Home Properties Management and Home Properties Resident Services, Inc are
              fully consolidated with the Company. Therefore, in 2003, the individual line items of income and expense of the two Management Companies are included in each line item reported by the
              Company.

----------------------------------------------------------------------------------------------------------------------------------------------------------------------
Combined Management Fees
                                                                                                                           1,138       1,224        2,309       2,386
                                                                                                                           =====         ===        =====       =====

Combined EBITDA
                                                                                                                              28         377           70         792
                                                                                                                           =====         ===        =====       =====

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information
                                                           SUMMARY OF RECENT ACQUISITIONS
                                                                                               (1)                       Wgtd. Avg.
                                                                    Purchase       # of        CAP        Purchase        Price Per
Community                         Market               State            Date      Units       Rate      Price (mm)             Unit
------------------------------------------------------------------------------------------------------------------------------------
2003 ACQUISITIONS
Stone Ends Apartments             Boston               MA          2/12/2003        280       7.7%           $34.0         $121,429
                                                                            --------------------------------------------------------
                                                                   TOTAL QTD        280       7.7%           $34.0         $121,429
                                                                            ========================================================

                                                                                                                         Wgtd. Avg.
                                                                    Purchase       # of                   Purchase        Price Per
Community                         Market               State            Date      Units                 Price (mm)             Unit
------------------------------------------------------------------------------------------------------------------------------------
2002 ACQUISITIONS
Cambridge Village                 Long Island          NY           3/1/2002         82       8.6%            $5.4          $65,854
Stratford Greens                  Long Island          NY           3/1/2002        359       8.6%           $45.2         $125,905
Westwood Village                  Long Island          NY           3/1/2002        242       8.6%           $28.7         $118,595
Woodmont Village                  Long Island          NY           3/1/2002         96       8.6%            $8.1          $84,375
Yorkshire Village                 Long Island          NY           3/1/2002         40       8.6%            $3.1          $77,500
Green Acres                       Philadelphia         PA           3/1/2002        212       8.6%            $9.8          $46,226
Hawthorne Court/Estates (2)       Long Island          NY           4/4/2002        434       8.6%           $31.0          $71,429
Heritage Square                   Long Island          NY           4/4/2002         80       8.6%            $6.4          $80,000
Muncy Apartments                  Long Island          NY          5/31/2002         23       8.6%            $3.2         $139,130
Holiday Square Apartments         Long Island          NY          5/31/2002        120       8.6%            $6.3          $52,500
Gardencrest Apartments            Boston               MA          6/28/2002        696       7.0%           $85.4         $122,701
Brittany Place Apartments         NoVA/DC              MD          8/22/2002        591       9.1%           $41.3          $69,882
Cider Mill Apartments             NoVA/DC              MD          9/27/2002        864       8.3%           $73.7          $85,301
Wallace Portfolio (5)             Hudson Valley        NY         10/11/2002        224       7.1%           $12.8          $57,143
West Springfield Terrace          NoVA/DC              VA         11/18/2002        244       7.1%           $34.2         $140,164
The Sycamores                     NoVA/DC              VA         12/16/2002        185       7.3%           $20.3         $109,730
                                                                            --------------------------------------------------------
                                                                   TOTAL YTD      4,492       8.0%          $414.9          $92,364
                                                                            ========================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL 2002 and 2003 Acquisitions                                                  4,772       8.0%          $448.9          $94,070
------------------------------------------------------------------------------------------------------------------------------------

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information

                                                              SUMMARY OF RECENT SALES
                                                                                             (1)                       Wgtd. Avg.
                                                                    Sale      # of           CAP           Sales        Price Per
Community                        Market             State           Date     Units          Rate      Price (mm)             Unit
----------------------------------------------------------------------------------------------------------------------------------
2003 SALES
Weston Gardens                   North/Central      OH          1/8/2003       242          7.4%            $6.4          $26,595
Candlewood Apartments            South Bend         IN         1/22/2003       310          9.4%           $14.7          $47,332
                                                                        ----------------------------------------------------------
                                                               TOTAL QTD       552          8.8%           $21.1          $38,241
                                                                        ==========================================================

Sold after the Quarter close
Green Acres                      Philadelphia       PA         7/25/2003       212         11.0%           $10.5          $49,528
                                                                        ----------------------------------------------------------
                                                               TOTAL YTD       764          9.6%           $31.6          $41,373
                                                                        ==========================================================

                                                                                             (1)                       Wgtd. Avg.
                                                                    Sale      # of           CAP           Sales        Price Per
Community                        Market             State           Date     Units          Rate      Price (mm)             Unit
----------------------------------------------------------------------------------------------------------------------------------
2002 SALES
Lansdowne (4)                    Philadelphia       PA         1/23/2002       222         10.7%            $8.8          $39,640
Ridgeway Court                   Philadelphia       PA         1/23/2002        66         11.2%            $2.6          $39,394
Old Friends                      Baltimore          MD         1/24/2002        51         10.4%            $2.5          $49,020
Finger Lakes Manor               Rochester          NY          4/4/2002       153          8.4%            $7.9          $51,634
Conifer Village                  Syracuse           NY         4/19/2002       199         11.8%            $7.1          $35,678
Rolling Park                     Baltimore          MD         5/31/2002       144          8.7%            $8.2          $56,944
Cloverleaf Village               Pittsburgh         PA         6/28/2002       148          9.6%            $5.2          $35,135
Carriage Hill Apartments         Central VA         VA          8/8/2002       664          8.4%           $41.6          $62,651
Springwood                       Philadelphia       PA        12/16/2002        77          8.6%            $3.2          $41,558
                                                                        ----------------------------------------------------------
                                                               TOTAL YTD     1,724          9.2%           $87.1          $50,522
                                                                        ==========================================================

(1)  CAP rate based on projected NOI  after allowance for 3% management fee but before capital expenditures

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information

                                                  BREAKDOWN OF OWNED UNITS BY MARKET

                                         Net                                       Net
                                    Acquired        As of      12/31/2002     Acquired         As of       Current
MARKET                    STATE      in 2002   12/31/2002      % of Units      in 2003     6/30/2003    % of Units
-------------------------------------------------------------------------------------------------------------------
BALTIMORE                 MD            -195        6,283          15.04%                      6,283        15.14%
PHILADELPHIA              PA            -152        6,128          14.67%                      6,128        14.76%
SUBURBAN WASH             DC           1,884        6,005          14.37%                      6,005        14.47%
DETROIT                   MI                        5,694          13.63%                      5,694        13.72%
LONG ISLAND               NY           1,476        3,409           8.16%                      3,409         8.21%
NORTHERN NJ               NJ                        2,520           6.03%                      2,520         6.07%
ROCHESTER                 NY            -153        2,412           5.77%                      2,412         5.81%
CHICAGO                   IL                        2,242           5.37%                      2,242         5.40%
BUFFALO                   NY                        1,644           3.93%                      1,644         3.96%
SYRACUSE                  NY            -199        1,366           3.27%                      1,366         3.29%
BOSTON                    MA             696          696           1.67%          280           976         2.35%
HUDSON VALLEY             NY             224          908           2.17%                        908         2.19%
PORTLAND                  ME                          595           1.42%                        595         1.43%
HAMDEN                    CT                          498           1.19%                        498         1.20%
DOVER                     DE                          432           1.03%                        432         1.04%
SOUTH BEND                IN                          706           1.69%         -310           396         0.95%
NORTH/CENTRAL             OH                          242           0.58%         -242             0         0.00%
CENTRAL VIRGINIA          VA            -664            0           0.00%                          0         0.00%
PITTSBURGH                PA            -148            0           0.00%                          0         0.00%
                                 ----------------------------------------------------------------------------------
TOTAL                                  2,769       41,780          100.0%         -272        41,508        100.0%

Total NY State                         1,348        9,739           23.3%            0         9,739         23.5%
Total Upstate, NY                       -352        5,422           13.0%            0         5,422         13.1%
Total Mid-Atlantic                       725       21,368           51.1%            0        21,368         51.5%

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information

Debt Summary Schedule

FIXED
                                                                                                           MATURITY       YEARS TO
PROPERTY                                  LENDER                          RATE               BALANCE           DATE       MATURITY
--------                                  ------                          ----               -------           ----       --------
CURREN TERRACE                            GMAC                           8.355             8,830,636       11/01/03          0.34
SEMINARY TOWERS 3rd                       Wachovia                       5.910            16,885,521       07/01/04          1.01
CASTLE CLUB (HP @)                        Legg Mason RE                  9.550             6,918,975       03/01/05          1.67
BAYVIEW/COLONIAL                          Midland Loan                   8.350             5,719,427       11/01/05          2.34
CAMBRIDGE VILLAGE - 2nd (*)               North Fork Bank                5.210               604,539       11/01/05          2.34
IDLYWOOD                                  Morgan Guaranty                8.625             8,829,795       11/01/05          2.34
CARRIAGE HILL - MI                        Prudential-Fannie Mae          7.360             3,536,401       01/01/06          2.51
CARRIAGE PARK                             Prudential-Fannie Mae          7.480             5,100,591       01/01/06          2.51
MID-ISLAND                                North Fork Bank                7.500             6,675,000       05/01/06          2.84
DEVONSHIRE - 1st (*)                      AMI Capital                    7.100            19,447,944       06/01/06          2.92
NEWCASTLE                                 Presidential Funding           6.450             6,000,000       07/31/06          3.09
COUNTRY VILLAGE                           PW Funding                     8.385             6,335,196       08/01/06          3.09
HAMPTON COURT                             ORIX RE Capital                8.875             3,417,989       09/01/06          3.18
HAWTHORNE COURT (*)                       Larson Financial               5.830            11,105,364       11/01/06          3.34
HERITAGE SQUARE (*)                       Larson Financial               5.880             3,170,801       11/01/06          3.34
RAINTREE                                  Capitalized Lease              8.500             5,854,440       11/01/06          3.34
WOODMONT VILLAGE - 2nd (*)                North Fork Bank                5.380             1,179,776       11/01/06          3.34
WOODMONT VILLAGE - 1st (*)                North Fork Bank                5.410             2,735,806       12/01/06          3.42
MILL TOWNE VILLAGE                        Prudential-Fannie Mae          6.325             8,530,000       01/01/07          3.51
WOODGATE PLACE                            ARCS Mortgage                  7.865             3,259,271       01/01/07          3.51
BRITTANY PLACE                            CapMark Svcs.                  4.780            20,233,838       06/11/07          3.95
SEMINARY TOWERS - 1st                     Wachovia                       8.220             2,237,055       07/01/07          4.01
SEMINARY TOWERS - 2nd                     Wachovia                       8.400             1,661,505       07/01/07          4.01
SOUTHERN MEADOWS (*)                      CapMark Svcs.                  7.250            20,008,219       07/11/07          4.03
COURTYARDS VILLAGE (*)                    Berkshire Mtg-Freddie          6.670             5,163,910       08/01/07          4.09
GARDENCREST (*)                           Legg Mason(Sun Life)           6.000             5,118,714       11/01/07          4.34
ROYAL GARDENS APTS.                       M & T Bank - Freddie           4.900            32,218,121       11/01/07          4.34
FENLAND FIELD                             Prudential-Fannie Mae          5.050            12,583,506       12/01/07          4.42
HP@NEWARK (CHSTNT CRSG)                   Prudential-Fannie Mae          4.840            17,269,374       12/01/07          4.42
STRATFORD GREENS - 1st (*)                North Fork Bank                5.690            14,203,356       12/01/07          4.42
STRATFORD GREENS - 2nd (*)                North Fork Bank                5.690             2,156,035       12/01/07          4.42
VILLAGE SQUARE 1&2                        Prudential-Fannie Mae          5.050            21,935,508       12/01/07          4.42
BAYBERRY PLACE                            M&T Bank-Freddie Mac           4.340             3,873,375       01/01/08          4.51
CYPRESS PLACE                             Reilly Mortgage                7.130             6,370,543       01/01/08          4.51
MAPLE LANE APTS - II                      AMI Capital                    7.205             5,700,881       01/01/08          4.51
PAVILION - 2nd                            Capri Capital                  7.450             3,760,810       01/01/08          4.51
PAVILION -3rd                             Capri Capital                  5.030            18,298,461       01/01/08          4.51
THE LANDINGS -1st                         Capri Capital                  6.930             9,510,265       01/01/08          4.51
THE LANDINGS - 2nd                        Capri Capital                  6.740             3,729,880       01/01/08          4.51
VIRGINIA VILLAGE                          First Union NB - Svcr          6.910             9,344,490       01/01/08          4.51
CAMBRIDGE VILLAGE - 1st (*)               North Fork Bank                5.960             2,778,799       03/01/08          4.67
YORKSHIRE VILLAGE (*)                     North Fork Bank                5.810             1,597,164       03/01/08          4.67
DETROIT PORTFOLIO                         Morgan Guaranty                7.510            45,367,560       06/01/08          4.93
WELLINGTON WOODS/LAKES                    ORIX RE Capital                6.980             7,767,169       06/01/08          4.93
RACQUET CLUB SOUTH                        Legg Mason RE                  6.980             2,939,396       07/01/08          5.01
WESTWOOD VILLAGE - 1st (*)                M and T Bank                   5.940            16,665,079       10/31/08          5.34
WESTWOOD VILLAGE - 2nd (*)                M and T Bank                   5.940               996,186       11/01/08          5.35
GOLF CLUB (HP @)                          ARCS Mortgage                  6.585            16,336,189       12/01/08          5.43
DEVONSHIRE - 2nd                          AMI Capital                    6.720             4,923,010       01/01/09          5.51
MANSION HOUSE                             1st Niagara Bank               7.500               650,077       01/01/09          5.51
GREEN ACRES (*)                           M and T Bank                   6.300             5,839,505       11/01/09          6.35
BLACKHAWK                                 M&T Bank-Freddie Mac           5.060            14,057,974       12/01/09          6.43
WILLIAM HENRY                             Legg Mason RE                  5.310            23,834,849       12/01/09          6.43
CHERRY HILL                               Prudential                     5.360             5,319,671       01/01/10          6.51
ELMWOOD TERRACE                           John Hancock                   5.300            22,246,740       01/01/10          6.51
GLEN MANOR                                Prudential-Fannie Mae          5.065             6,139,029       01/01/10          6.51
HILL BROOK APTS                           M & T Bank - Freddie           5.210            11,830,641       01/01/10          6.51
RIDLEY BROOK                              Prudential-Fannie Mae          4.865            10,253,932       01/01/10          6.51
SHERRY LAKE                               GMAC                           5.180            20,578,680       01/01/10          6.51
MULTI-PROPERTY                            M & T Bank - Freddie           7.575            45,400,000       05/01/10          6.84
CIDER MILL                                Berkshire Mtg-Freddie          4.720            47,863,830       10/01/10          7.26
HP@DEVON (SGRTWN MEWS)                    Prudential-Fannie Mae          7.500            28,892,000       10/01/10          7.26
TREXLER PARK (HP @)                       Prudential-Fannie Mae          7.500            10,140,000       10/01/10          7.26
MULTI-PROPERTY                            Prudential-Fannie Mae          7.250            32,978,000       01/01/11          7.51
MULTI-PROPERTY                            Prudential-Fannie Mae          6.360             8,141,000       01/01/11          7.51
MULTI-PROPERTY                            Prudential-Fannie Mae          6.160            58,881,000       01/01/11          7.51
ORLEANS VILLAGE                           Prudential-Fannie Mae          6.815            43,745,000       01/01/11          7.51
RACQUET CLUB                              Prudential-Fannie Mae          6.875            22,358,366       04/01/11          7.76
MEADOWS APARTMENTS                        Prudential-Fannie Mae          6.875             3,445,644       05/01/11          7.84
TIMBERCROFT TH's 1 - 1st                  GMAC                           8.500               748,965       05/01/11          7.84
LAKE GROVE                                Prudential-Fannie Mae          6.540            27,206,841       12/01/11          8.43
MULTI_PROPERTY NOTES PAY                  Seller Financing               4.000               773,495       02/01/12          8.60
TIMBERCROFT TH's 3 - 1st                  GMAC                           8.000             1,023,318       02/01/12          8.60
APPLE HILL                                M&T Bank-Freddie Mac           6.650            25,750,393       03/01/12          8.68
CANDLEWOOD GARDENS, NY                    M&T Bank-Freddie Mac           6.830             2,807,352       03/01/12          8.68
EMERSON SQUARE                            M&T Bank-Freddie Mac           6.850             2,269,680       03/01/12          8.68
FAIRVIEW                                  M&T Bank-Freddie Mac           6.850             7,637,966       03/01/12          8.68
PARADISE LANE                             M&T Bank-Freddie Mac           6.830             8,910,506       03/01/12          8.68
PERINTON MANOR                            M&T Bank-Freddie Mac           6.850             9,448,480       03/01/12          8.68
GATEWAY VILLAGE                           Prudential-Fannie Mae          6.885             7,209,280       05/01/12          8.84
COLONIES                                  Prudential-Fannie Mae          7.110            21,851,564       06/01/12          8.93
CARRIAGE HILL - NY                        M&T Bank-Freddie Mac           6.850             5,942,661       07/01/12          9.01
CORNWALL PARK                             M&T Bank-Freddie Mac           6.830             5,744,359       07/01/12          9.01
HARBORSIDE MANOR                          M&T Bank-Freddie Mac           6.850             7,477,848       07/01/12          9.01
LAKESHORE VILLAS                          M&T Bank-Freddie Mac           6.850             5,135,450       07/01/12          9.01
PATRICIA APTS                             M&T Bank-Freddie Mac           6.830             5,447,237       07/01/12          9.01
PEARL STREET                              M&T Bank-Freddie Mac           6.830             1,124,112       07/01/12          9.01
SUNSET GARDENS                            M&T Bank-Freddie Mac           6.830             6,041,481       07/01/12          9.01
WESTMINISTER PLACE                        M&T Bank-Freddie Mac           6.850             6,735,016       07/01/12          9.01
WOODHOLME MANOR                           Prudential-Fannie Mae          7.160             3,868,082       07/01/12          9.01
CANTERBURY APARTMENTS                     M&T Bank-Fannie Mae            5.020            30,763,129       05/01/13          9.84
MORNINGSIDE/CARRIAGE HL                   Morgan Guaranty                6.990            18,740,902       05/01/13          9.84
MULTI-PROPERTY                            Prudential - Fannie Mae        6.475           100,000,000       08/31/13         10.18
DEERFIELD WOODS                           GE Financial                   7.000             3,241,476       01/01/14         10.52
SPRINGWELLS                               AMEX/IDS                       8.000            10,680,497       07/01/15         12.01
PINES OF PERINTON                         NYS Urban Development          8.500             7,860,552       05/01/18         14.85
PAVILION - 1st                            Capri Capital                  8.000             8,108,822       11/01/18         15.35
BONNIE RIDGE - 1st                        Prudential                     6.600            17,474,488       12/15/18         15.47
BONNIE RIDGE - 2nd                        Prudential                     6.160            19,980,692       12/15/18         15.47
TIMBERCROFT TH's 1 - 2nd                  Allfirst Mtg                   8.375             2,164,261       06/01/19         15.93
TIMBERCROFT TH's 3 - 2nd                  Allfirst Mtg                   8.375             3,187,782       06/01/19         15.93
VILLAGE GREEN, FW                         ARCS Mortgage                  8.230             3,997,989       10/01/19         16.27
RAINTREE                                  Leasehold Mortgage             8.500             1,074,876       04/30/20         16.85
MACOMB MANOR                              EF&A Funding                   8.630             3,822,893       06/01/21         17.93
SHAKESPEARE PARK                          Reilly Mortgage                7.500             2,477,543       01/01/24         20.52
HOLIDAY SQUARE (*)                        Red Capital (Servicer)         6.700             3,747,358       03/01/24         20.68
BARI MANOR (*)                            Wachovia (Servicer)            4.440             3,141,076       10/11/28         25.30
HUDSON VIEW ESTATES (*)                   Wachovia (Servicer)            4.500             2,432,488       10/11/28         25.30
SHERWOOD TOWNHOUSES (*)                   Wachovia (Servicer)            4.290               763,821       10/11/28         25.30
SPARTA BROOK (*)                          Wachovia (Servicer)            4.440             1,985,899       10/11/28         25.30
OWINGS RUN 1                              Reilly Mortgage                8.000            17,322,608       10/01/35         32.28
OWINGS RUN 2                              Prudential Huntoon             8.000            14,450,525       06/01/36         32.95

     WTD AVG - FIXED SECURED                                              6.47         1,312,055,565                        7.95
                                                                                       -------------
     % OF PORTFOLIO - FIXED                                                                    96.7%

VARIABLE SECURED
VARIABLE SECURED
MAPLE LANE - I  - Eqv. Bond Yield         Civitas Bank                    2.87             6,055,000       07/27/07         4.08
Adjusts Weekly

     WTD AVG - VARIABLE SECURED                                           2.87             6,055,000                        4.08
                                                                                       -------------

     WTD AVG - TOTAL SECURED DEBT                                         6.46         1,318,110,565                        7.84

VARIABLE UNSECURED - LINE OF CREDIT
                                                                                                                            2.18
LINE OF CREDIT                            M and T Bank et. al.            2.27            39,000,000       09/01/05

         Adjusts Daily  LIBOR + 125

-----------------------------------------------------------------------
     WTD AVG - COMBINED DEBT                                             6.336         1,357,110,565                        7.67
-----------------------------------------------------------------------                -------------

-------------------------------------------------------------------------------                                    ---------------
WTG AVG - TOTAL SECURED DEBT                                              6.46                                              7.84
-------------------------------------------------------------------------------                                    ---------------
WTD AVG - TOTAL PORTFOLIO                                                 6.34                                              7.67
-------------------------------------------------------------------------------                                    ---------------

(*) General ledger balance and rate have been adjusted pursuant to FAS #141 to reflect fair market value of debt.

-----------------------------------------------------------------------------  ---------------------------------------------------------------------
                            FREE & CLEAR PROPERTIES                                                               FIXED RATE
-----------------------------------------------------------------------------                               MATURING DEBT SCHEDULE
1600 East Avenue                   164       Maple Tree                    84  ---------------------------------------------------------------------
1600 Elmwood                       210       Northgate Manor              224
Arbor Crossing                     134       Rider Terrace                 24                             MATURING           WTD AVG     Percent of
Beechwood Gardens                  160       Sherwood House                 6  YEAR                           DEBT              RATE          Total
Brook Hill                         192       South Bay Manor               61  ----                           ----              ----          -----
Cedar Glen                         110       Stone Ends Apartments        280  2003                      8,830,636              8.36          0.67%
Coventry Village                    94       Terry Apartments              65  2004                     16,885,521              5.91          1.29%
East Hill Gardens                   33       The Colony                   783  2005                     22,072,736              8.75          1.68%
Gardencrest                         60       The Lakes                    434  2006                     74,559,308              7.09          5.68%
Glen Brook                         173       The Sycamores                185  2007                    166,578,411              5.57         12.70%
Hawthorne Estates                   26       West Springfield Terrace     244  2008                    155,036,246              6.66         11.82%
Muncy - Holiday Square              23                                         2009                     49,305,415              5.53          3.76%
                                                                               2010                    241,642,523              6.20         18.42%
-----------------------------------------------------------------------------  2011                    164,526,816              6.53         12.54%
Total Free and Clear Properties:    23       Units:                     3,769  2012                    135,198,279              6.85         10.30%
-----------------------------------------------------------------------------  2013-2036               277,419,676              6.73         21.14%
                                                                                                       -----------              ----

                                                                               TOTAL                 1,312,055,565              6.47        100.00%
                                                                                                     =============              ====        ======

                                                                               ---------------------------------------------------------------------

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information

Net Asset Value Calculation

Cap Rate (after 3% G & A, before capital expenditures)                8.00%           8.25%          8.50%          8.8%          9.00%
                                                                          -----           -----          -----          ----          -----

2nd QTR 2003
Rent                                                                    104,319         104,319        104,319       104,319        104,319
Property other income (without GP interest effect)                        4,163           4,163          4,163         4,163          4,163
Operating & maintenance expense                                         (46,040)        (46,040)       (46,040)      (46,040)       (46,040)
                                                                     ----------      ----------     ----------    ----------     ----------
Property NOI                                                             62,442          62,442         62,442        62,442         62,442
Adjustment for 2nd QTR acquisitions                                           -               -              -             -              -
                                                                     ----------      ----------     ----------    ----------     ----------
Effective 2nd QTR "run rate"                                             62,442          62,442         62,442        62,442         62,442

Annualized (2nd qtr = 25.0% due to seasonality)                         249,768         249,768        249,768       249,768        249,768
NOI growth for next 12 months @ 4%                                        9,991           9,991          9,991         9,991          9,991
                                                                     ----------      ----------     ----------    ----------     ----------
Adjusted NOI                                                            259,759         259,759        259,759       259,759        259,759
                                                                              -
Real estate value using above cap rate                                3,246,984       3,148,591      3,055,985     2,968,671      2,886,208
Property Management activities                                                -
   (2003 2ND QTR EBITDA  X 2 / 20%)                                         700             700            700           700            700
Cash                                                                      6,710           6,710          6,710         6,710          6,710
Other assets                                                             88,677          88,677         88,677        88,677         88,677
Less:
  Deferred charges                                                       (8,794)         (8,794)        (8,794)       (8,794)        (8,794)
  Intangible                                                             (3,467)         (3,467)        (3,467)       (3,467)        (3,467)
                                                                     ----------      ----------     ----------    ----------     ----------
Gross value                                                           3,330,810       3,232,417      3,139,811     3,052,497      2,970,034
Less liabilities & perpetual preferred stock                         (1,475,770)     (1,475,770)    (1,475,770)   (1,475,770)    (1,475,770)
                                                                     ----------      ----------     ----------    ----------     ----------
Net Asset Value                                                       1,855,040      $1,756,647     $1,664,041    $1,576,727     $1,494,264
                                                                     ==========      ==========     ==========    ==========     ==========

Per share/unit - fully diluted                                           $39.19          $37.11         $35.16        $33.31         $31.57
                                                                     ==========      ==========     ==========    ==========     ==========
  47330.6 shares

After adjusting for below average occupancy for the quarter
  of 92.6% verses more "typical" 94.5% in the 2nd qtr                    $41.54          $39.39         $37.37        $35.46         $33.66
                                                                     ==========      ==========     ==========    ==========     ==========
--------------------------------------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                                         7.33%           7.56%          7.79%         8.02%          8.24%
--------------------------------------------------------------------------------------------------------------------------------------------
Adjustment for Acquisitions
                                                                                        Initial                      #ofdays
                                                                                    Unleveraged      Quarterly       Missing
Property                    Units          Region                          Date          Return            NOI     InQuarter            Adj
--------                    -----          ------                          ----          ------            ---     ---------            ---
N/A
                                                                                                                            ----------------
                                                                                                                                          -

--------------------------------------------------------------------------------------------------------------------------------------------
Reconcilation to financial statements:                                                    Other            O&M
                                                                           Rent          Income        Expense
Per financial statement                                                 104,319           4,163       (46,040)
Add back properties classified as discontinued operations
  still owned at June 30, 2003                                                -               -              -
                                                                        -------           -----       -------

Proper run rate before acquisitions                                     104,319           4,163       (46,040)
                                                                        =======           =====       =======

Operating expenses now include a charge for G & A,
so NAV calculation does not need additional allocation.

Home Properties of NY, Inc.

June 30, 2003 Supplemental Information

Recurring Capital Expenditure Summary

The Company has a policy to capitalize costs related to the acquisition, development, rehabilitation, construction, and improvement of properties. Capital improvements are costs that increase the value and extend the useful life of an asset. Ordinary repair and maintenance costs that do not extend the useful life of the asset are expensed as incurred. Costs incurred on a lease turnover due to normal wear and tear by the resident are expensed on the turn. Recurring capital improvements typically include: appliances, carpeting and flooring, HVAC equipment, kitchen/ bath cabinets, new roofs, site improvements and various exterior building improvements. Non- recurring upgrades include, among other items: community centers, new windows, and kitchen/ bath apartment upgrades. The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table below is a list of the items that management considers recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment. Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                              Maintenance
                                                              Capitalized         Expense            Total
                                  Capitalized                 Expenditure        Cost per         Cost per
                                     Cost per      Useful        Per Unit            Unit             Unit
Category                                 Unit     Life(1)     Per Year(2)     Per Year(3)         Per Year
-----------------------------------------------------------------------------------------------------------
Appliances                             $1,000          18             $55             $ 5             $ 60
Blinds/Shades                             130           6              22               6               28
Carpets/Cleaning                          840           6             140              97              237
Computers, equipment, misc.(4)            120           5              22              29               51
Contract repairs                            -           -               -             102              102
Exterior painting(5)                       84           5              17               1               18
Flooring                                  250           8              31               -               31
Furnace/Air (HVAC)                        765          24              32              43               75
Hot water heater                          130           7              19               -               19
Interior painting                           -           -               -             138              138
Kitchen/Bath cabinets                   1,100          25              44               -               44
Landscaping                                 -           -               -             106              106
New roof                                  800          23              35               -               35
Parking lot                               400          15              27               -               27
Pool/Exercise facility                    100          15               7              23               30
Windows                                   980          36              27               -               27
Miscellaneous(6)                          705          15              47              40               87
-----------------------------------------------------------------------------------------------------------
Total                                  $7,404                        $525            $590           $1,115
-----------------------------------------------------------------------------------------------------------

(1)Estimated  weighted  average actual  physical  useful life of the expenditure capitalized.

(2)This amount is not necessarily  incurred each and every year. Some years will be  higher,  or lower  depending  on the  timing  of  certain  longer  life expenditures.

(3)These expenses are included in the Operating and maintenance line item of the
     Consolidated  Statement  of  Operations.  Maintenance  labor  costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's same- store expense detail schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)The level  of  exterior  painting  may be lower  than  other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)Includes items such as; balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

Home Properties of NY, Inc.

June 30, 2003 Supplemental Information

Capital Expenditure Summary

The Company estimates that during the three and six-month periods ended June 30, 2003, approximately $131 and $262 per unit was spent on recurring capital expenditures, respectively. The table below summarizes the breakdown of capital improvements by major categories between recurring and non-recurring, revenue generating capital improvements as follows:

                 For the three-month period ended June 30, 2003
                      (in thousands, except per unit data)

                                                         Non-                     Total
                               Recurring       Per  Recurring        Per        Capital        Per
                                  Cap Ex   Unit(a)     Cap Ex    Unit(a)   Improvements    Unit(a)
                                  ------   -------     ------    -------   ------------    -------
New Buildings                       $  -       $ -      $ 496        $12          $ 496        $12
Major building improvements          945        23      5,516        133          6,461        156
Roof replacements                    361         9        684         16          1,045         25
Site improvements                    346         8      1,708         41          2,054         49
Apartment upgrades                   681        16      7,788        188          8,469        204
Appliances                           566        14        667         16          1,233         30
Carpeting/Flooring                 1,777        43      1,269         31          3,046         74
HVAC/Mechanicals                     523        12      2,772         67          3,295         79
Miscellaneous                        233         6        943         23          1,176         29
                                  ------      ----    -------       ----        -------       ----
Totals                            $5,432      $131    $21,843       $527        $27,275       $658
                                  ======      ====    =======       ====        =======       ====

(a)Calculated using the weighted average number of units outstanding,  including
     36,736 core units,  2002  acquisition  units of 4,492 and 2003  acquisition units of 280 for the three-month period ended June 30, 2003.

                  For the six-month period ended June 30, 2003
                      (in thousands, except per unit data)

                                                         Non-                     Total
                               Recurring       Per  Recurring        Per        Capital        Per
                                  Cap Ex   Unit(a)     Cap Ex    Unit(a)   Improvements    Unit(a)
                                  ------   -------     ------    -------   ------------    -------
New Buildings                       $  -       $ -      $ 883       $ 21          $ 883       $ 21
Major building improvements        1,886        46      8,029        194          9,915        240
Roof replacements                    721        17        618         15          1,339         32
Site improvements                    691        17      2,139         52          2,830         69
Apartment upgrades                 1,360        33     14,831        358         16,191        391
Appliances                         1,130        27      1,158         28          2,288         55
Carpeting/Flooring                 3,548        86      1,809         44          5,357        130
HVAC/Mechanicals                   1,045        25      4,525        109          5,570        134
Miscellaneous                        463        11      1,581         38          2,044         49
                                 -------      ----    -------       ----        -------     ------
Totals                           $10,844      $262    $35,573       $859        $46,417     $1,121
                                 =======      ====    =======       ====        =======     ======

(a)Calculated using the weighted average number of units outstanding,  including
     36,736 core units,  2002  acquisition  units of 4,492 and 2003  acquisition units of 215 for the six-month period ended June 30, 2003.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                 For the three-month period ended June 30, 2003
                      (in thousands, except per unit data)

                                                                    Non-                    Total
                                          Recurring       Per  Recurring       Per        Capital        Per
                                             Cap Ex   Unit(a)     Cap Ex   Unit(a)   Improvements    Unit(a)
                                             ------   -------     ------  -------    ------------    -------
Core Communities                             $4,807      $131    $16,651      $453        $21,458       $584
2003 Acquisition Communities                     37       131          3        12             40        143
2002 Acquisition Communities                    588       131      5,189     1,155          5,777      1,286
Sub-total                                     5,432       131     21,843       527         27,275        658
2003 Disposed Communities                         -       131          -        -            -          -
                                                  -                                           339
Corporate office expenditures(1)                            -          -        -                       -
                                             ------      ----    -------      ----        -------       ----
                                             $5,432      $131    $21,843      $527        $27,614       $658
                                             ======      ====    =======      ====        =======       ====

(1)No distinction is made between  recurring and non-recurring  expenditures for corporate office.

                  For the six-month period ended June 30, 2003
                      (in thousands, except per unit data)

                                                                    Non-                    Total
                                          Recurring       Per  Recurring       Per        Capital        Per
                                             Cap Ex   Unit(a)     Cap Ex   Unit(a)   Improvements    Unit(a)
                                             ------   -------     ------  -------    ------------    -------
Core Communities                             $9,614      $262    $26,756      $728       $36,370        $990
2003 Acquisition Communities                     52       262          -         -            52         262
2002 Acquisition Communities                  1,178       262      8,817     1,963         9,995       2,225
Sub-total                                    10,844       262     35,573       859        46,417       1,121
2003 Disposed Communities                         5       262          -         -             5         262
                                                  -                                          674
Corporate office expenditures(1)                            -          -        -                        -
                                            -------      ----    -------      ----       -------      ------
                                            $10,849      $262    $35,573      $859       $47,096      $1,121
                                            =======      ====    =======      ====       =======      ======

(1)No distinction is made between  recurring and non-recurring  expenditures for corporate office.

                 Adjusted Net Operating Income - Core Properties

                                             Second      Second                 Year to      Year to
                                            Quarter     Quarter                    Date         Date
                                            6/30/03     6/30/02     Change      6/30/03      6/30/02     Change
                                            -------     -------     ------      -------      -------     ------

Net Operating Income                        $53,415     $53,356       0.1%     $100,480     $100,898     (0.4%)

Less: Non-recurring Cap Ex @ 10%           (1,665)                           (2,676)                       -
                                            -------     -------     ----        -------     --------     ----

Adjusted Net Operating Income               $51,750     $53,356     (3.0%)      $97,804     $100,898     (3.1%)
                                            =======     =======     ====        =======     ========     ====

Some of our Core Property NOI reflects incremental investments in the communities above and beyond normal capital replacements. After charging ourselves a 10% cost of capital on these additional expenditures, what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties of New York, Inc.
June 30, 2003 Supplemental Information

Current 2003 Earnings Guidance

                                                       Actual         Actual
                                                           Q1             Q2             Q3             Q4           Year
FFO per share                                            $.60           $.75    $.77 - $.80    $.76 - $.79  $2.88 - $2.94

Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                                2.8%           3.1%           3.7%           4.3%

Same store expense growth                                7.7%           8.5%           4.4%           3.7%

Same store NOI growth                                   -1.0%           0.1%           2.0%           4.3%

Same store 2003 economic occupancy                      90.7%          92.3%          92.4%          91.1%
Same store 2002 economic occupancy                      91.0%          92.3%          93.2%          92.0%
Difference in occupancy                                 -0.3%           0.0%          -0.8%          -0.9%

Acquisitions                                                                                                 $250 million

Dispositions                                                                                                 $100 million

--------------------------------------------------------------------------------------------------------------------------
As originally provided on February 7, 2003
                                                           Q1             Q2             Q3             Q4           Year
FFO per share                                     $.60 - $.62    $.75 - $.78    $.81 - $.83    $.75 - $.78  $2.91 - $3.01

Assumptions for mid-point of guidance:
--------------------------------------
Same store revenue growth                                2.6%           3.8%           4.2%           4.3%           3.7%

Same store expense growth                                6.6%           6.9%           3.2%           3.7%           5.1%

Same store NOI growth                                   -0.2%           2.0%           3.6%           4.3%           2.5%

NOI growth by region:
     New Jersey, Long Island, Lower Hudson                                                                           4.4%
     Mid-Atlantic (Baltimore/Washington)                                                                             3.7%
     Philadelphia                                                                                                    0.6%
     Detroit                                                                                                        -0.9%
     Chicago                                                                                                         2.6%
     Upstate NY                                                                                                     -0.9%

Same store 2003 economic occupancy                      90.3%          92.0%          92.8%          91.1%          91.6%
Same store 2002 economic occupancy                      91.0%          92.3%          93.2%          92.0%          92.1%
Difference in occupancy                                 -0.8%          -0.3%          -0.4%          -0.9%          -0.6%

Acquisitions                                                                                                 $250 million

Dispositions                                                                                                 $100 million